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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2000

                          BATTLE MOUNTAIN GOLD COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              Nevada                      1-9666                 76-0151431
   (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
         OF INCORPORATION)                                   IDENTIFICATION NO.)

    333 Clay Street, 42nd Floor
          Houston, Texas                                            77002

 (ADDRESS, OF PRINCIPAL EXECUTIVE                                 (ZIP CODE)
             OFFICES)

                              --------------------

       Registrant's telephone number, including area code: (713) 650-6400

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is the third quarter 2000 earnings release of Battle Mountain Gold Company, as presented in a press release dated November 10, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c)       Exhibits.

                  99.1 Press Release issued by Battle Mountain Gold Company
                       dated November 10, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 2000.              BATTLE MOUNTAIN GOLD COMPANY
                                       (Registrant)

                                       By:  /s/ Greg V. Etter
                                          -------------------------------------
                                       Name:    Greg V. Etter
                                       Title:   Vice President, General Counsel
                                                and Corporate Secretary